Name of Registrant:		Sun America Series Trust
Name of Portfolio:		Balanced
Name of Sub Advisor		JP Morgan Investment Management, Inc.


Name of Issuer  		Citigroup, Inc.

Title of Security		C 4.50% 2022

Date of First Offering		02/05/13

Amount of Total Offering		894,000,000

Unit Price		$100.00

Underwriting Spread or Commission		0.45

Maturity Date                     07/30/22

Total Par Value of Bonds Purchased       55,000

Dollar Amount of Purchases		$55,000

Years of Continuous Operation		3+

Percentage of Offering Purchased		0.0062%
by Portfolio

Percentage of Portfolio Assets		0.03%
Applied to Purchase

Name(s) of Underwriter(s) or
Dealer(s) from whom Purchased		UBS Securities LLC

Underwriting Syndicate Members		Citigroup, ING, RBS,
                                        Deutsche Bank Securities,
                                        Goldman Sachs & Co.,
                                        J.P. Morgan,
                                        UBS Investment Bank,
                                        Wells Fargo Securities,
                                        Barclays Bank,
                                        BofA Merrill Lynch





Name of Registrant:		Sun America Series Trust
Name of Portfolio:		Balanced
Name of Sub Advisor		JP Morgan Investment Management, Inc.


Name of Issuer  		Wells Fargo & Company

Title of Security		SFC 3.45% 2023

Date of First Offering		02/06/13

Amount of Total Offering		1,998,820,000

Unit Price		$99.941

Underwriting Spread or Commission		0.45

Maturity Date                     0213/23

Total Par Value of Bonds Purchased       65,000

Dollar Amount of Purchases		$64,962

Years of Continuous Operation		3+

Percentage of Offering Purchased		0.0033%
by Portfolio

Percentage of Portfolio Assets		0.04%
Applied to Purchase

Name(s) of Underwriter(s) or
Dealer(s) from whom Purchased		Wells Fargo Advisor

Underwriting Syndicate Members	Citigroup Global Markets,
                                Deutsche Bank Sec., BB&T Capital
                                Goldman Sachs, HSBC,
                                J.P. Morgan, Morgan Stanley,
                                National Bank of Canada, RBC,
                                UBS Securities,BofA Merrill
                                Lynch






Name of Registrant:		Sun America Series Trust
Name of Portfolio:		Balanced
Name of Sub Advisor		JP Morgan Investment Management, Inc.


Name of Issuer  	             ING US, Inc.

Title of Security		 INTNED 2.90% 2018

Date of First Offering		02/06/13

Amount of Total Offering		998,240,000

Unit Price		$99.824

Underwriting Spread or Commission		0.60

Maturity Date                                    02/15/18

Total Par Value of Bonds Purchased       145,000

Dollar Amount of Purchases		$144,745

Years of Continuous Operation		3+

Percentage of Offering Purchased		0.0145%
by Portfolio

Percentage of Portfolio Assets		0.079%
Applied to Purchase

Name(s) of Underwriter(s) or
Dealer(s) from whom Purchased		Deutsche Bank Securities


Underwriting Syndicate Members

BNY Capital Markets, Citigroup
Global Markets, Deutsche Bank,
ING Financial, JP Morgan, BofA
Suntrust, Barclays Capital, BNP Paribas,
Paribas, Credit Agricole, Credit Suisse,
Goldman Sachs, Merrill Lynch, RBC





Name of Registrant:		Sun America Series Trust
Name of Portfolio:		Balanced
Name of Sub Advisor		J.P. Morgan Investment Mgmt, Inc.


Name of Issuer  		Vodafone Group PLC

Title of Security		VOD 4.375% 2043


Date of First Offering		02/11/13

Amount of Total Offering		$1,382,024,000


Unit Price		$98716

Underwriting Spread or Commission		$0.86

Maturity Date		02/19/43

Total Par Value of Bonds Purchased		65,000

Dollar Amount of Purchases		$64,165

Years of Continuous Operation		3+

Percentage of Offering Purchased		0.0046%
by Portfolio

Percentage of Portfolio Assets		0.035%
Applied to Purchase

Name(s) of Underwriter(s) or
Dealer(s) from whom Purchased		Morgan Stanley & Co.

Underwriting Syndicate Members		Barclays, HSBC, JP Morgan,
					Mitsubushi UFJ Securities, Morgan
                                        Stanley






Name of Registrant:		Sun America Series Trust
Name of Portfolio:		Balanced
Name of Sub Advisor		J.P. Morgan Investment Mgmt, Inc.


Name of Issuer  		Kinder Morgan Energy Partners


Title of Security		KMP 5.00% 2043


Date of First Offering		02/21/13

Amount of Total Offering		$398,088,000

Unit Price		$99.522

Maturity Date		03/01/43

Underwriting Spread or Commission		$0.75

Total Par Value of Bonds Purchased		110,000

Dollar Amount of Purchases		$109,474

Years of Continuous Operation		3+

Percentage of Offering Purchased		0.0275%
by Portfolio

Percentage of Portfolio Assets		0.000054%
Applied to Purchase

Name(s) of Underwriter(s) or
Dealer(s) from whom Purchased		RBS Securities, Inc.

Underwriting Syndicate Members		J.P. Morgan, RBS, SunTrust Robinson,
				        Deutsche Bank, DNB Markets, Mitsubushi,
					RBC Capital Markets, ING, Mizuho
                                        Securities, Natixis, Scotiabank, SMBC






Name of Registrant:		Sun America Series Trust
Name of Portfolio:		Balanced
Name of Sub Advisor		J.P. Morgan Investment Mgmt, Inc.


Name of Issuer  		Pepsico, Inc.

Title of Security		PEP 2.75% 2023

Date of First Offering		02/25/13

Amount of Total Offering		$1,248,800,000


Unit Price		$99.904

Maturity Date		03/01/23

Underwriting Spread or Commission		$0.45

Total Par Value of Bonds Purchased		150,000

Dollar Amount of Purchases		$149,856

Years of Continuous Operation		3+

Percentage of Offering Purchased		0.012%
by Portfolio

Percentage of Portfolio Assets		0.082%
Applied to Purchase

Name(s) of Underwriter(s) or
Dealer(s) from whom Purchased		BofA Merrill Lynch

Underwriting Syndicate Members		BNP Paribas, BofA Merrill Lynch,
                                        JP Morgan, Loop Capital Markets, Mizuho
                                        Securities, US Bancorp.







Name of Registrant:		Sun America Series Trust
Name of Portfolio:		Balanced
Name of Sub Advisor		J.P. Morgan Investment Mgmt, Inc.


Name of Issuer  		Enterprise Products Operating LLC


Title of Security		EPD 4.85% 2044


Date of First Offering		03/01/13

Amount of Total Offering		$996,190,000

Unit Price		$99.619

Maturity Date		03/15/44

Underwriting Spread or Commission		$0.88

Total Par Value of Bonds Purchased		30,000

Dollar Amount of Purchases		$29,886

Years of Continuous Operation		3+

Percentage of Offering Purchased		0.003%
by Portfolio

Percentage of Portfolio Assets		0.02%
Applied to Purchase

Name(s) of Underwriter(s) or
Dealer(s) from whom Purchased		Wells Fargo Advisors

Underwriting Syndicate Members		JP Morgan, DNB Markets, Morgan Stanley,
                                        RBS Scotiabank, Wells Fargo Sec.,
                                        Mitsubushi UFJ Sec., Mizuho Securities,
                                        SunTrust Robinson Humphrey, Barclays,
	                                Credit Suisse, Deutsche Bank, BofA Merrill
	                                Lynch, RBC Capital Markets, SMBC





Name of Registrant:		Sun America Series Trust
Name of Portfolio:		Balanced
Name of Sub Advisor		J.P. Morgan Investment Mgmt, Inc.

Name of Issuer  		Discovery Communications

Title of Security		DISCA 4.875% 2043

Date of First Offering		03/12/13

Amount of Total Offering		$849,048,000

Unit Price		$99.888

Maturity Date		04/01/43

Underwriting Spread or Commission		$0.88

Total Par Value of Bonds Purchased		70,000

Dollar Amount of Purchases		$69,922

Years of Continuous Operation		3+

Percentage of Offering Purchased		0.00824%
by Portfolio

Percentage of Portfolio Assets		0.04%
Applied to Purchase

Name(s) of Underwriter(s) or
Dealer(s) from whom Purchased		BofA Merrill Lynch

Underwriting Syndicate Members		JP Morgan, BofA Merrill Lynch, Credit
                                        Suisse, Citigroup, RBS, BNP Paribas,
                                        Morgan Stanley, RBC Cap. Mkts.,
                                        Scotiabank, Credit Agriciole, Goldman
                                        Sachs, SunTrust, Wells Fargo Sec.







Name of Registrant:		Sun America Series Trust
Name of Portfolio:		Balanced
Name of Sub Advisor		J.P. Morgan Investment Mgmt, Inc.


Name of Issuer  		Georgia Power Company

Title of Security		Georgia Power Co. 4.30% 2043


Date of First Offering		03/12/13

Amount of Total Offering		$397,396,000

Unit Price		$99.349

Maturity Date		03/15/43

Underwriting Spread or Commission		$0.88

Total Par Value of Bonds Purchased		70,000

Dollar Amount of Purchases		$69,544

Years of Continuous Operation		3+

Percentage of Offering Purchased		0.0175%
by Portfolio

Percentage of Portfolio Assets		0.04%
Applied to Purchase

Name(s) of Underwriter(s) or
Dealer(s) from whom Purchased		BofA Merrill Lynch


Underwriting Syndicate Members		Barclays, BofA Merrill Lynch, Citigroup,
                                        JP Morgan, UBS Investment Bank









Name of Registrant:		Sun America Series Trust
Name of Portfolio:		Balanced
Name of Sub Advisor		J.P. Morgan Investment Mgmt, Inc.


Name of Issuer  		GlaxoSmithKline Capital, Inc.


Title of Security		GSK  4.20% 2043


Date of First Offering		03/13/13

Amount of Total Offering		$493,360,000

Unit Price		$98.672

Maturity Date		03/18/43

Underwriting Spread or Commission		$0.88

Total Par Value of Bonds Purchased		80,000

Dollar Amount of Purchases		$78,938

Years of Continuous Operation		3+

Percentage of Offering Purchased		0.016%
by Portfolio

Percentage of Portfolio Assets		0.04%
Applied to Purchase

Name(s) of Underwriter(s) or
Dealer(s) from whom Purchased		Goldman Sachs & Co.

Underwriting Syndicate Members		Deutsche Bank Sec., Goldman Sachs,
			                JP Morgan, UBS Investment Bank,
                                        Barclays, Citigroup, Credit Suisse,
                                        HSBC,Mizuho Sec., Morgan Stanley, RBS,
                                        Standard Chartered Bank





Name of Registrant:		Sun America Series Trust
Name of Portfolio:		Balanced
Name of Sub Advisor		J.P. Morgan Investment Mgmt, Inc.

Name of Issuer  		St. Jude Medical, Inc.

Title of Security		STJ  4.75% 2043

Date of First Offering		03/21/13

Amount of Total Offering		$695,548,000

Unit Price		$99.364

Maturity Date		04/15/43

Underwriting Spread or Commission		$0.88

Total Par Value of Bonds Purchased		45,000

Dollar Amount of Purchases		$44,714

Years of Continuous Operation		3+

Percentage of Offering Purchased		0.006%
by Portfolio

Percentage of Portfolio Assets		0.02%
Applied to Purchase

Name(s) of Underwriter(s) or
Dealer(s) from whom Purchased		BofA Merrill Lynch

Underwriting Syndicate Members		BofA Merrill Lynch, Wells Fargo,
                                        US Bancorp, Mitsubushi UFJ, RBS,
                                        BNP Paribas, JP Morgan, Mizuho










Name of Registrant:		Sun America Series Trust
Name of Portfolio:		Balanced
Name of Sub Advisor		J.P. Morgan Investment Mgmt, Inc.

Name of Issuer  		General Electric Capital Corp.

Title of Security		GE  1.625% 2018

Date of First Offering		03/25/13

Amount of Total Offering		$997,090,000

Unit Price		$99.709
Maturity Date		04/02/18

Underwriting Spread or Commission		$0.33

Total Par Value of Bonds Purchased		80,000

Dollar Amount of Purchases		$79,767

Years of Continuous Operation		3+

Percentage of Offering Purchased		0.008%
by Portfolio

Percentage of Portfolio Assets		0.04%
Applied to Purchase

Name(s) of Underwriter(s) or
Dealer(s) from whom Purchased		Wells Fargo Advisors

Underwriting Syndicate Members		Barclays Capital, Citigroup Global Mkts.,
                                        Goldman Sachs, JP Morgan, Blaylock
                                        Robert Van, Castle Oak,  Lebenthal &
			                & Co. Mischler Financial Group,  Samuel
                                        Ramirez, The Williams Capital Group









Name of Registrant:		Sun America Series Trust
Name of Portfolio:		Balanced
Name of Sub Advisor		J.P. Morgan Investment Mgmt, Inc.

Name of Issuer  		SES

Title of Security		SESGRP  5.30% 2043

Date of First Offering		03/26/13

Amount of Total Offering		$248,032,500

Unit Price		$99.213

Maturity Date		04/04/43

Underwriting Spread or Commission		$0.88

Total Par Value of Bonds Purchased		90,000

Dollar Amount of Purchases		$89,292

Years of Continuous Operation		3+

Percentage of Offering Purchased		0.036%
by Portfolio

Percentage of Portfolio Assets		0.05%
Applied to Purchase

Name(s) of Underwriter(s) or
Dealer(s) from whom Purchased		BofA Merrill Lynch

Underwriting Syndicate Members		BofA Merrill Lynch, Credit Suisse,
                                        Deutsche Bank, Goldman Sachs,
	                                JP Morgan, RBS Securities, Soceite
                                        General





Name of Registrant:		Sun America Series Trust
Name of Portfolio:		Balanced
Name of Sub Advisor		J.P. Morgan Investment Mgmt, Inc.


Name of Issuer  		The Home Depot, Inc.

Title of Security		HD  4.20% 2043


Date of First Offering		04/02/13

Amount of Total Offering		$995,780,000

Unit Price		$99.578

Maturity Date		04/01/43

Underwriting Spread or Commission		$0.875

Total Par Value of Bonds Purchased		65,000

Dollar Amount of Purchases		$64,726

Years of Continuous Operation		3+

Percentage of Offering Purchased		0.0065%
by Portfolio

Percentage of Portfolio Assets		0.034%

Applied to Purchase

Name(s) of Underwriter(s) or
Dealer(s) from whom Purchased		BofA Merrill Lynch

Underwriting Syndicate Members	Barclays, BofA Merrill Lynch, JP Morgan,
                                 Morgan Stanley, BNY Mellon Cap. Mkts,
                                Citigroup, Credit Suisse, Deutsche Bank
	                         Fifth Third Sec., Goldman Sachs, RBC
                                 Capital Mkts, RBS, SunTrust, TD Sec.,





Name of Registrant:		Sun America Series Trust
Name of Portfolio:		Balanced
Name of Sub Advisor		J.P. Morgan Investment Mgmt, Inc.


Name of Issuer  		WalMart Stores, Inc.

Title of Security		WMT  4.00% 2043


Date of First Offering		04/04/13

Amount of Total Offering		$1,000,000,000


Unit Price		$99.653

Maturity Date		04/11/43

Underwriting Spread or Commission		$0.875

Total Par Value of Bonds Purchased		160,000

Dollar Amount of Purchases		159,445

Years of Continuous Operation		3+

Percentage of Offering Purchased		0.0159%
by Portfolio

Percentage of Portfolio Assets		0.084%
Applied to Purchase

Name(s) of Underwriter(s) or
Dealer(s) from whom Purchased		Barclays Capital

Underwriting Syndicate Members
Barclays, BofA Merrill Lynch, JP Morgan,
BNP Paribas, HSBC, JP Morgan,
Deutsche Bank, Mitsubushi UFJ, RBS,
Credit Suisse, Goldman Sachs, Mizuho,
Wells Fargo,  UBS Investment Bank,
Santander, TD Securities, Standard
Chartered Bank, Loop Capital Markets,
Scotiabank, US Bancorp


Name of Registrant:		Sun America Series Trust
Name of Portfolio:		Balanced
Name of Sub Advisor		J.P. Morgan Investment Mgmt, Inc.


Name of Issuer  		NiSource Finance Corp.

Title of Security		NI 4.80% 2044


Date of First Offering		04/04/13

Amount of Total Offering		$746,812,500

Unit Price		$97.575

Maturity Date		02/15/44

Underwriting Spread or Commission		$0.880

Total Par Value of Bonds Purchased		45,000

Dollar Amount of Purchases		$44,809

Years of Continuous Operation		3+

Percentage of Offering Purchased		0.0060%

by Portfolio

Percentage of Portfolio Assets		0.024%

Applied to Purchase

Name(s) of Underwriter(s) or
Dealer(s) from whom Purchased		Barclays Capital, Inc.

Underwriting Syndicate Members	Barclays, Credit Suisse, JP Morgan,
	                        KeyBanc Capital Markets, Loop Capital
                                Markets, Fifth Third Securities, Huntington
	                        Investment Corp.






Name of Registrant:		Sun America Series Trust
Name of Portfolio:		Balanced
Name of Sub Advisor		J.P. Morgan Investment Mgmt, Inc.


Name of Issuer  		Apple, Inc,

Title of Security		APPL 3.85% 2043


Date of First Offering		04/30/13

Amount of Total Offering		$2,982,540,000


Unit Price		$99.418

Maturity Date		05/04/43

Underwriting Spread or Commission		$0.70

Total Par Value of Bonds Purchased		80,000

Dollar Amount of Purchases		$79,534

Years of Continuous Operation		3+

Percentage of Offering Purchased		0.0027%
by Portfolio

Percentage of Portfolio Assets		0.042%
Applied to Purchase

Name(s) of Underwriter(s) or
Dealer(s) from whom Purchased		Goldman Sachs & Co.

Underwriting Syndicate Members		Goldman Sachs & Co., Deutsche Bank
	                                BofA Merill Lynch, Citigroup, JP Morgan,
	                                Barclays, Standard Chartered Bank










Name of Registrant:		Sun America Series Trust
Name of Portfolio:		Balanced
Name of Sub Advisor		J.P. Morgan Investment Mgmt, Inc.


Name of Issuer  		Nordea Bank AB

Title of Security		NDASS 1.625% 2018


Date of First Offering		05/07/13

Amount of Total Offering		$1,250,000,000


Unit Price		$100.00

Maturity Date		05/15/18

Underwriting Spread or Commission		$0.35

Total Par Value of Bonds Purchased		340,000

Dollar Amount of Purchases		$340,000

Years of Continuous Operation		3+

Percentage of Offering Purchased		0.0272%
by Portfolio

Percentage of Portfolio Assets		0.18%
Applied to Purchase

Name(s) of Underwriter(s) or
Dealer(s) from whom Purchased		Goldman Sachs & Co.

Underwriting Syndicate Members		BofA Merrill, Citigroup Global
	                                Markets, Goldman Sachs & Co.,
	                                JP Morgan






Name of Registrant:		Sun America Series Trust
Name of Portfolio:		Balanced
Name of Sub Advisor		J.P. Morgan Investment Mgmt, Inc.


Name of Issuer  		Chevron Corp.

Title of Security		CVX 3.191% 2023


Date of First Offering		06/07/13

Amount of Total Offering		$2,250,000,000


Unit Price		$100.00

Maturity Date		06/24/23

Underwriting Spread or Commission		$0.20

Total Par Value of Bonds Purchased		70,000

Dollar Amount of Purchases		$70,000

Years of Continuous Operation		3+

Percentage of Offering Purchased		0.0031%
by Portfolio

Percentage of Portfolio Assets		0.037%
Applied to Purchase

Name(s) of Underwriter(s) or
Dealer(s) from whom Purchased		Barclays Capital, Inc.

Underwriting Syndicate Members		Barclays, JP Morgan, Morgan Stanley,
                                        Wells Fargo, Blaylock Robert Van LLC,
					Siebert Capital Markets







Name of Registrant:		Sun America Series Trust
Name of Portfolio:		Mid-Cap Growth
Name of Sub Advisor		JP Morgan Investment Management, Inc


Name of Issuer  		HD Supply Holdings, Inc.

Title of Security		HD Supply Holdings, Inc. (HDS)

Date of First Offering		06/26/13

Amount of Total Offering	$957,446,802

Unit Price		$18.00

Underwriting Spread or Commission		$0.765



Number of Shares Purchased		$117,200

Dollar Amount of Purchases		$2,109,600

Years of Continuous Operation		3+

Percentage of Offering Purchased		0.2203%
by Portfolio

Percentage of Portfolio Assets		0.917%
Applied to Purchase

Name(s) of Underwriter(s) or
Dealer(s) from whom Purchased		BofA Merrill Lynch

Underwriting Syndicate Members		BofA Merrill, Barclays, JP Morgan,
	                                Credit Suisse, Citigroup, Deutsche Bank,
	                                Goldman Sachs, Morgan Stanley, UBS
	                                Investment , Wells Fargo, William Blair,
	                                Raymond James, BB&T Capital Mkts
                                        SunTrust Robinson, Drexel Hamilton









Name of Registrant:		Sun America Series Trust
Name of Portfolio:		Mid-Cap Growth
Name of Sub Advisor		JP Morgan Investment Management, Inc



Name of Issuer  		Nielsen Holdings NV

Title of Security		Nielsen Holdings NV (NLSN)

Date of First Offering		02/15/13

Amount of Total Offering	$1,253,175,000

Unit Price		$32.550

Underwriting Spread or Commission		$0.9765



Number of Shares Purchased		$2,500

Dollar Amount of Purchases		$81,375

Years of Continuous Operation		3+

Percentage of Offering Purchased		0.0065%
by Portfolio

Percentage of Portfolio Assets		0.972%
Applied to Purchase

Name(s) of Underwriter(s) or
Dealer(s) from whom Purchased		Goldman Sachs & Co.

Underwriting Syndicate Members		JP Morgan, Citigroup, Goldman Sachs,
	                                Credit Suisse, Deutsche Bank,  Morgan
	                                Stanley, Wells Fargo Sec., HSBC, RBC
	                                Capital Mkts., Williams Blair, Blaylock
	                                Robert Van, Loop Capital, Mizuho Sec.







Name of Registrant:		Sun America Series Trust
Name of Portfolio:		Aggressive Growth
Name of Sub Advisor		Wells Capital Management

Name of Issuer  		Vantiv, Inc.

Title of Security		Vantiv, Inc. 	(VNTV)

Date of First Offering		05/08/13

Amount of Total Offering	$916,750,000

Unit Price		$23.75

Underwriting Spread or Commission		$0.82135



Number of Shares Purchased		$19,254

Dollar Amount of Purchases		$457,284

Years of Continuous Operation		3+

Percentage of Offering Purchased		0.050%
by Portfolio

Percentage of Portfolio Assets		0.45%
Applied to Purchase

Name(s) of Underwriter(s) or
Dealer(s) from whom Purchased		JP Morgan

Underwriting Syndicate Members		JP Morgan, Credit Suisse, Goldman
                                        Sachs & Co., Morgan Stanley, Deutsche
                                        Bank Securities, Citigroup, Wells
	                                Fargo, SunTrust Robinson Humphrey,
	                                James Baird




Name of Registrant:		Sun America Series Trust
Name of Portfolio:		Aggressive Growth
Name of Sub Advisor		Wells Capital Management

Name of Issuer  		Boise Cascade Co.

Title of Security		Boise Cascade Co. (BCC)

Date of First Offering		02/05/13

Amount of Total Offering	$247,058,826

Unit Price		$21.00

Underwriting Spread or Commission		$1.4175



Number of Shares Purchased		$2,497

Dollar Amount of Purchases		$52,437

Years of Continuous Operation		3+

Percentage of Offering Purchased		0.021%
by Portfolio

Percentage of Portfolio Assets		0.0000%
Applied to Purchase

Name(s) of Underwriter(s) or
Dealer(s) from whom Purchased		Merrill Lynch

Underwriting Syndicate Members		Merrill Lynch



Name of Registrant:		Sun America Series Trust
Name of Portfolio:		Balanced
Name of Sub Advisor		J.P. Morgan Investment Mgmt, Inc.


Name of Issuer  		LYB International Finance BV

Title of Security		LYP 5.25% 2043


Date of First Offering		07/11/13

Amount of Total Offering		$727,530,000

Unit Price		$97.004

Maturity Date		07/15/43

Underwriting Spread or Commission		$0.88

Total Par Value of Bonds Purchased		20,000

Dollar Amount of Purchases		$19,401

Years of Continuous Operation		3+

Percentage of Offering Purchased		0.0027%
by Portfolio

Percentage of Portfolio Assets		0.010%
Applied to Purchase

Name(s) of Underwriter(s) or
Dealer(s) from whom Purchased		Morgan Stanley

Underwriting Syndicate Members

JP Morgan, Morgan Stanley, Citigroup,
Deutsche Bank Securities, Barclays Bank,
Credit Suisse, HSBC



Name of Registrant:		Sun America Series Trust

Name of Portfolio:		Balanced

Name of Sub Advisor		J.P. Morgan Investment Mgmt, Inc.



Name of Issuer  		ING US, Inc.

Title of Security		VOYA 5.70% 2043


Date of First Offering		07/23/13


Amount of Total Offering		$398,584,000


Unit Price		$99.646


Maturity Date		07/15/43


Underwriting Spread or Commission		$0.88


Total Par Value of Bonds Purchased		40,000


Dollar Amount of Purchases		$39,858


Years of Continuous Operation		3+


Percentage of Offering Purchased		0.010%

by Portfolio

Percentage of Portfolio Assets		0.021%

Applied to Purchase


Name(s) of Underwriter(s) or

Dealer(s) from whom Purchased		Deutsche Bank Securities


Underwriting Syndicate Members
Credit Suisse, Deutsche Bank,
Goldman Sachs, Citigroup Global Mkts., RBS, Barclays, BNY

Credit Agricole, ING Financial Mkts.

JP Morgan, Lloyds Sec. LLC, Merrill
Lynch, Mitsubushi, Morgan Stanley,
Nataxis Sec., Nomura, PNC Capital Mkts.,


Name of Registrant:		Sun America Series Trust

Name of Portfolio:		Balanced

Name of Sub Advisor		J.P. Morgan Investment Mgmt, Inc.



Name of Issuer  		Government of Bermuda


Title of Security		BERMUD 4.854% 2024


Date of First Offering		07/30/13


Amount of Total Offering		$750,000,000


Unit Price		$100.000


Maturity Date		02/06/24


Underwriting Spread or Commission		$0.20


Total Par Value of Bonds Purchased		2,290,000


Dollar Amount of Purchases		$200,000


Years of Continuous Operation		3+


Percentage of Offering Purchased		0.0267%

by Portfolio

Percentage of Portfolio Assets		0.10%

Applied to Purchase


Name(s) of Underwriter(s) or

Dealer(s) from whom Purchased		Barclays Capital, Inc.

Underwriting Syndicate Members		Barclays Capital, JP
Morgan
Securities, CIBC World Markets











Name of Registrant:		Sun America Series Trust

Name of Portfolio:		Global Bond

Name of Sub Advisor		Goldman Sachs Asset Management, LP



Name of Issuer  		Apple, Inc.

Title of Security		Apple, Inc. 2.40% 2023


Date of First Offering		04/30/13


Amount of Total Offering		$5,500,000,000


Unit Price		$99.867


Maturity Date		05/03/23


Underwriting Spread or Commission		$0.30


Total Par Value of Bonds Purchased		1,248,338


Dollar Amount of Purchases		$1,250,000


Years of Continuous Operation		3+


Percentage of Offering Purchased		0.0228%

by Portfolio

Percentage of Portfolio Assets		0.32424%

Applied to Purchase


Name(s) of Underwriter(s) or

Dealer(s) from whom Purchased		Deutsche Bank Securities

Underwriting Syndicate Members		Goldman Sachs & Co.,
                                        Barclays
                                        Capital, Inc., Citigroup
                                        Global Markets,
                                        Deutsche Bank Sec., JP
                                        Morgan Sec., Merrill
                                        Lynch, Standard



Name of Registrant:		Sun America Series Trust

Name of Portfolio:		Global Bond

Name of Sub Advisor		Goldman Sachs Asset Management, LP



Name of Issuer  		DNB Boligkreditt


Title of Security		DNB Boligkreditt 1.45% 2018


Date of First Offering		03/14/13


Amount of Total Offering		$2,000,000,000


Unit Price		$99.774


Maturity Date		03/21/18


Underwriting Spread or Commission		$0.225


Total Par Value of Bonds Purchased		1,300,000


Dollar Amount of Purchases		$1,297,062


Years of Continuous Operation		3+


Percentage of Offering Purchased		0.0656%

by Portfolio

Percentage of Portfolio Assets		0.3805%

Applied to Purchase


Name(s) of Underwriter(s) or

Dealer(s) from whom Purchased		J.P. Morgan Securities

Underwriting Syndicate Members		Goldman Sachs & Co.,
                                        Barclays
                                        Capital, Credit Suisse
                                        Securities,
                                        Merrill Lynch